UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 20, 2005

                         CITADEL SECURITY SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                       000-33491                 75-2873882
(STATE OR OTHER.           (COMMISSION FILE NUMBER)        (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION)

             TWO LINCOLN CENTRE
      5420 LBJ FREEWAY, SUITE 1600
              DALLAS, TEXAS                                    75240
 (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On July 20, 2005, the Company's Board of Directors increased the number of directors of the Company from 4 to 5, and elected Mark Rogers to serve as director, effective July 20, 2005.

The Company believes that Mr. Rogers satisfies the requirements for "independence" set forth in the Company's Corporate Governance Guidelines and the applicable rules of the Nasdaq Stock Market, and the requirements for an "audit committee financial expert" set forth in the applicable rules of the Nasdaq Stock Market and the Securities and Exchange Commission. There were no arrangements or understandings pursuant to which Mr. Rogers was elected or any relationships or related transactions between the Company and the new director of the type required to be disclosed under applicable Securities and Exchange Commission rules. Mr. Rogers will serve on the Audit Committee of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc.
(Registrant)

By: /s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer

Dated as of July 22, 2005